THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

American Legacy® Fusion

Supplement dated February 4, 2025 to the Prospectus dated May 1, 2024

This Supplement outlines a change to the investment options under your individual variable annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The American Funds Managed Risk Asset Allocation Fund, LVIP American Global Balanced Allocation Managed Risk Fund, and LVIP American Global Growth Allocation Managed Risk Fund will not be available in contracts issued on or after February 18, 2025.

You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.